THE MAINSTAY GROUP OF FUNDS

MainStay Cornerstone Growth Fund

Supplement dated January 15, 2012 (“Supplement”)

to the Statement of Additional Information dated November 2, 2012

This Supplement updates certain information contained in the Statement of Additional Information for MainStay Cornerstone Growth Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

In the section entitled “Portfolio Manager” beginning on page 58, the table listing portfolio manager ownership of Fund securities on page 59 is hereby deleted in its entirety and replaced with the following information for Thomas G. Kamp, as of January 11, 2013:

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Thomas G. Kamp	MainStay Cornerstone Growth Fund	Over $1,000,000

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE